FORM 8-K  1
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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549

                                    FORM  8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)     January 11, 2002
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                           USA VIDEO INTERACTIVE CORP.
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             (Exact name of registrant as specified in its chapter)

             WYOMING                      0-29651               06-15763-91
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    (State or other jurisdiction        (Commission            (IRS Employer
         of incorporation               File Number)        Identification No.)


       70 ESSEX STREET, MYSTIC, CONNECTICUT                        06355
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     (Address of principal executive offices)                    (Zip Code)

                                 (800) 625-2200
               Registrant's telephone number, including area code

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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                                                                     FORM 8-K  2
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ITEM  5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On January 11, 2002 the Registrant announced that it has completed a contract with FamilyLife http://www.familylife.com/ designed to generate more effective
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communications  and  increased  financial  support  for  its  growing non-profit ministry  to  families  in  the  United  States  and  worldwide.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit  99.1     News  Release  dated  January 11, 2002



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                USA  VIDEO  INTERACTIVE  CORP.


Date:  January 11, 2002                     By :  /s/  Anton J. Drescher
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                                                  ANTON  J.  DRESCHER,
                                                  CORPORATE SECRETARY


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